SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2004

Carriage Services, Inc.

(Exact name of registrant as specified in is charter)

Delaware	1-11961	76-0423828
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1900 St. James Place, 4th Floor Houston, Texas 77056
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code:
(713) 332-8400

Item 5.  Other Events and Regulation FD Disclosure

Carriage Services, Inc. (the “Company”) has finalized its discussions with the staff of the Securities and Exchange Commission (“SEC”) regarding the application of FASB Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities (“FIN 46R”).  The Company implemented FIN 46R at the end of the first quarter of 2004.  The Company’s conclusions regarding the application of FIN 46R are fully described in the letter to Mr. Donald T. Nicolaisen, Chief Accountant, Securities and Exchange Commission attached as Exhibit 99.1 to this Current Report on Form 8-K, which exhibit is hereby incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

(c)                                  Exhibits

Item	Description

99.1

Letter dated July 21, 2004 from Carriage Services, Inc., Service Corporation International, Stewart Enterprises, Inc. and Alderwoods Group, Inc. to Mr. Donald T. Nicolaisen, Chief Accountant, Securities and Exchange Commission regarding the Company’s conclusions regarding the application of FIN 46R.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Carriage Services, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIAGE SERVICES, INC.

Date: July 27, 2004	By:	/s/JosephSaporito
Joseph Saporito
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit	Description

99.1

Letter dated July 21, 2004 from Carriage Services, Inc., Service Corporation International, Stewart Enterprises, Inc. and Alderwoods Group, Inc. to Mr. Donald T. Nicolaisen, Chief Accountant, Securities and Exchange Commission regarding the Company’s conclusions regarding the application of FIN 46R.